UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 12, 2005
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McDONALD'S CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

____________________________

One McDonald's Plaza
Oak Brook, Illinois
(Address of Principal Executive Offices)

60523
(Zip Code)
_______________________________

Registrant's Telephone Number, Including Area Code: (630) 623-3000

_______________________________

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

    The Board of Directors of McDonald’s Corporation (the "Company") elected Richard H. Lenny to the Company’s Board of Directors effective September 12, 2005. Mr. Lenny is Chairman, President and Chief Executive Officer of The Hershey Company. The Board also appointed Mr. Lenny to serve on the Audit Committee and the Corporate Responsibility Committee.

The press release announcing the election of Mr. Lenny to the Company’s Board of Directors is furnished as Exhibit 99 and is attached hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99	Press Release of McDonald’s Corporation dated September 12, 2005:
 Richard H. Lenny Elected to McDonald’s Board of Directors

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION (Registrant)

Date:	September 14, 2005	By: /s/ Denise A. Horne
Denise A. Horne Vice President, Associate General Counsel and Assistant Secretary

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Exhibit Index

Exhibit No. 99	Press Release of McDonald’s Corporation dated September 12, 2005: Richard H. Lenny Elected to McDonald’s Board of Directors